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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the OneWave, Inc. 1995 Stock Plan, 1996 Stock Plan and Employee Stock Purchase Plan, of our reports on the financial statements included in the Company's Registration Statement on Form S-1 (File No. 333-04235).


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Boston, Massachusetts
July 25, 1996